Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2050 Fund
June 30, 2023
AFF50-NPRT1-0823
1.833438.117
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $2,401,036)	2,410,000	2,401,941

Domestic Equity Funds - 49.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	7,145,877	105,616,056
Fidelity Advisor Series Growth Opportunities Fund (c)	6,516,586	74,614,909
Fidelity Advisor Series Small Cap Fund (c)	3,635,058	41,984,915
Fidelity Series All-Sector Equity Fund (c)	3,682,301	38,185,461
Fidelity Series Commodity Strategy Fund (c)	116,185	11,246,694
Fidelity Series Large Cap Stock Fund (c)	8,138,114	153,810,352
Fidelity Series Large Cap Value Index Fund (c)	1,136,325	16,442,629
Fidelity Series Opportunistic Insights Fund (c)	5,327,279	91,469,374
Fidelity Series Small Cap Core Fund (c)	29,739	305,417
Fidelity Series Small Cap Opportunities Fund (c)	3,989,848	51,389,246
Fidelity Series Stock Selector Large Cap Value Fund (c)	7,694,241	96,793,547
Fidelity Series Value Discovery Fund (c)	6,687,871	99,114,254
TOTAL DOMESTIC EQUITY FUNDS (Cost $649,655,536)		780,972,854

International Equity Funds - 41.7%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	3,212,699	45,813,082
Fidelity Series Emerging Markets Fund (c)	4,322,173	35,917,259
Fidelity Series Emerging Markets Opportunities Fund (c)	10,580,847	179,345,363
Fidelity Series International Growth Fund (c)	7,323,693	120,328,277
Fidelity Series International Small Cap Fund (c)	1,964,572	31,885,010
Fidelity Series International Value Fund (c)	10,916,948	120,741,446
Fidelity Series Overseas Fund (c)	9,599,381	120,376,237
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $576,733,878)		654,406,674

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	167,517	1,323,382
Fidelity Series Emerging Markets Debt Fund (c)	1,033,463	7,647,629
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	276,459	2,598,713
Fidelity Series Floating Rate High Income Fund (c)	133,016	1,191,825
Fidelity Series High Income Fund (c)	968,439	7,931,518
Fidelity Series International Credit Fund (c)	66,868	515,554
Fidelity Series Investment Grade Bond Fund (c)	50,392	501,404
Fidelity Series Long-Term Treasury Bond Index Fund (c)	14,831,495	89,285,597
Fidelity Series Real Estate Income Fund (c)	226,131	2,166,333
TOTAL BOND FUNDS (Cost $141,216,636)		113,161,955

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	1,910,475	1,910,857
Fidelity Series Government Money Market Fund 5.17% (c)(e)	17,894,499	17,894,499
Fidelity Series Short-Term Credit Fund (c)	11,789	113,289
TOTAL SHORT-TERM FUNDS (Cost $19,918,310)		19,918,645

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,389,925,396)	1,570,862,069
NET OTHER ASSETS (LIABILITIES) - 0.0%	(538,478)
NET ASSETS - 100.0%	1,570,323,591

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
Chicago Board of Trade	312	Sep 2023	35,026,875	(578,529)	(578,529)
Chicago Board of Trade	356	Sep 2023	38,125,375	(588,348)	(588,348)

TOTAL PURCHASED					(1,166,877)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	55	Sep 2023	12,342,688	(382,377)	(382,377)
ICE MSCI EAFE Index Contracts (United States)	75	Sep 2023	8,083,125	(59,987)	(59,987)
ICE MSCI Emerging Markets Index Contracts (United States)	277	Sep 2023	13,820,915	121,802	121,802

TOTAL SOLD					(320,562)

TOTAL FUTURES CONTRACTS					(1,487,439)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,401,941.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	2,773,421	10,267,979	11,130,543	33,614	-	-	1,910,857	0.0%
Total	2,773,421	10,267,979	11,130,543	33,614	-	-	1,910,857

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	99,787,507	2,353,770	8,041,524	-	(913,986)	12,430,289	105,616,056
Fidelity Advisor Series Growth Opportunities Fund	70,565,311	2,040,309	7,516,687	-	(1,650,675)	11,176,651	74,614,909
Fidelity Advisor Series Small Cap Fund	40,030,613	2,258,018	1,944,343	-	(4,685)	1,645,312	41,984,915
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,333,310	28,065	9,629	198	(102)	(28,262)	1,323,382
Fidelity Series All-Sector Equity Fund	36,074,253	640,841	2,030,913	-	41,273	3,460,007	38,185,461
Fidelity Series Canada Fund	42,817,285	2,063,238	775,628	-	10,848	1,697,339	45,813,082
Fidelity Series Commodity Strategy Fund	10,304,558	1,253,421	64,137	-	(1,276)	(245,872)	11,246,694
Fidelity Series Emerging Markets Debt Fund	7,302,969	341,347	48,649	111,422	(583)	52,545	7,647,629
Fidelity Series Emerging Markets Debt Local Currency Fund	2,493,438	47,373	16,369	-	98	74,173	2,598,713
Fidelity Series Emerging Markets Fund	25,955,917	9,269,981	-	-	-	691,361	35,917,259
Fidelity Series Emerging Markets Opportunities Fund	175,573,327	-	1,306,913	-	182,630	4,896,319	179,345,363
Fidelity Series Floating Rate High Income Fund	1,135,824	53,728	9,629	25,861	(2)	11,904	1,191,825
Fidelity Series Government Money Market Fund 5.17%	14,773,105	5,062,805	1,941,411	186,963	-	-	17,894,499
Fidelity Series High Income Fund	7,337,892	628,456	46,178	112,507	(135)	11,483	7,931,518
Fidelity Series International Credit Fund	516,324	3,916	-	3,916	-	(4,686)	515,554
Fidelity Series International Growth Fund	113,140,566	3,766,673	1,200,895	-	(1,918)	4,623,851	120,328,277
Fidelity Series International Small Cap Fund	30,888,761	765,615	192,312	-	2,562	420,384	31,885,010
Fidelity Series International Value Fund	112,841,124	4,670,675	1,626,641	-	43,946	4,812,342	120,741,446
Fidelity Series Investment Grade Bond Fund	387,137	128,073	5,777	4,794	(71)	(7,958)	501,404
Fidelity Series Large Cap Stock Fund	145,047,952	2,584,463	4,094,023	-	102,010	10,169,950	153,810,352
Fidelity Series Large Cap Value Index Fund	15,354,236	822,749	401,569	-	3,382	663,831	16,442,629
Fidelity Series Long-Term Treasury Bond Index Fund	85,173,363	7,235,610	489,149	638,741	1,334	(2,635,561)	89,285,597
Fidelity Series Opportunistic Insights Fund	86,052,299	1,532,217	4,677,901	-	(783,653)	9,346,412	91,469,374
Fidelity Series Overseas Fund	113,029,834	3,665,203	1,456,580	-	4,087	5,133,693	120,376,237
Fidelity Series Real Estate Income Fund	2,335,889	91,715	280,208	39,509	(29,582)	48,519	2,166,333
Fidelity Series Short-Term Credit Fund	102,874	10,915	-	757	-	(500)	113,289
Fidelity Series Small Cap Core Fund	-	291,221	-	176	-	14,196	305,417
Fidelity Series Small Cap Opportunities Fund	48,944,768	1,915,363	2,130,503	-	(149,538)	2,809,156	51,389,246
Fidelity Series Stock Selector Large Cap Value Fund	91,270,802	3,428,810	2,161,530	-	5,089	4,250,376	96,793,547
Fidelity Series Value Discovery Fund	93,244,747	4,541,542	1,513,294	-	(8,191)	2,849,450	99,114,254
	1,473,815,985	61,496,112	43,982,392	1,124,844	(3,147,138)	78,366,704	1,566,549,271

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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